Exhibit 99.2

4051

SECOND QUARTER
2013

SUPPLEMENTAL REPORTING PACKAGE

DCT® INDUSTRIAL

Table of Contents

Quarterly Highlights	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Funds from Operations	5
Selected Financial Data	6
Property Overview	7-8
Consolidated Leasing Summary	9
Acquisition and Disposition Summary	10
Development Overview	11
Indebtedness	12
Capitalization and Fixed Charge Coverage	13
Investment in Unconsolidated Ventures Summary	14
Definitions	15-17

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions and includes statements regarding our anticipated yields. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•

national, international, regional and local economic conditions, including, in particular, the impact of the strength of the United States economic recovery and the potential impact of the financial crisis in Europe;

•	the general level of interest rates and the availability of capital;

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions, dispositions and developments;

•	natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes;

•	energy costs;

•

the terms of governmental regulations that affect us and interpretations of those regulations, including the cost of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks or civil unrest;

•	environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

Second Quarter 2013	Page 1
Supplemental Reporting Package

Quarterly Highlights

Same Store Net Operating Income Growth(1)	Portfolio Occupancy (%)(1)

Total Leasing Volume (square feet, in millions)	Acquisitions/Dispositions(2) (in millions)

Top 10 Markets(3)

Consolidated Operating

	ABR	Occupancy	Occupancy
Market	(thousands)	Q2 2013	Q2 2012	Change
Southern California	$26,881	93.9%	99.8%	-5.9%
Dallas	18,542	95.1%	86.8%	8.3%
Chicago	18,429	97.3%	95.9%	1.4%
Northern California	18,428	95.6%	96.5%	-0.9%
Atlanta	17,966	87.2%	90.8%	-3.6%
Houston	17,895	94.9%	97.8%	-2.9%
Cincinnati	12,699	95.7%	88.7%	7.0%
Baltimore/Washington, D.C.	11,304	93.0%	92.0%	1.0%
New Jersey	9,090	95.3%	92.6%	2.7%
Memphis	7,894	83.4%	81.4%	2.0%

Total/Weighted Average	$159,128	93.0%	91.4%	1.6%

(1)	Prior period amounts are as previously reported. Same Store NOI excludes lease termination fees.
(2)	Includes consolidated property acquisitions or dispositions.
(3)	Based on annualized base rent as of June 30, 2013. Occupancy is as of period end.

Second Quarter 2013	Page 2
Supplemental Reporting Package

Consolidated Statements of Operations

(unaudited, amounts in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
REVENUES:
Rental revenues	$72,931	$59,876	$143,631	$119,775
Institutional capital management and other fees	707	1,151	1,520	2,206

Total revenues	73,638	61,027	145,151	121,981

OPERATING EXPENSES:
Rental expenses	9,408	7,425	18,087	14,836
Real estate taxes	11,845	8,943	22,668	18,328
Real estate related depreciation and amortization	33,531	28,786	65,484	57,681
General and administrative	7,449	6,513	13,870	12,298
Casualty loss (gain)	58	(57)	(2)	(140)

Total operating expenses	62,291	51,610	120,107	103,003

Operating income	11,347	9,417	25,044	18,978
OTHER INCOME AND EXPENSE:
Development profits	—	—	268	—
Equity in earnings (loss) of unconsolidated joint ventures, net	571	430	962	(424)
Interest expense	(15,327)	(17,540)	(32,187)	(34,470)
Interest and other income (expense)	(18)	(38)	144	159
Income tax expense and other taxes	(323)	(287)	(432)	(555)

Loss from continuing operations	(3,750)	(8,018)	(6,201)	(16,312)
Discontinued operations:
Operating income and other expenses	786	1,867	1,996	3,242
Gain (loss) on dispositions of real estate interests from discontinued operations	14,631	(11,390)	17,508	(11,302)

Income (loss) from discontinued operations	15,417	(9,523)	19,504	(8,060)

Consolidated net income (loss) of DCT Industrial Trust Inc.	11,667	(17,541)	13,303	(24,372)
Net (income) loss attributable to noncontrolling interests	(858)	1,756	(1,215)	2,583

Net income (loss) attributable to common stockholders	10,809	(15,785)	12,088	(21,789)

Distributed and undistributed earnings allocated to participating securities	(174)	(137)	(346)	(266)

Adjusted net income (loss) attributable to common stockholders	$10,635	$(15,922)	$11,742	$(22,055)

EARNINGS PER COMMON SHARE – BASIC AND DILUTED:
Loss from continuing operations	$(0.01)	$(0.03)	$(0.02)	$(0.06)
Income (loss) from discontinued operations	0.05	(0.03)	0.06	(0.03)

Net income (loss) attributable to common stockholders	$0.04	$(0.06)	$0.04	$(0.09)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	290,977	248,107	286,047	247,227

Second Quarter 2013	Page 3
Supplemental Reporting Package

Consolidated Balance Sheets

(amounts in thousands)

	June 30,	December 31,
	2013	2012
	(unaudited)
ASSETS:
Operating properties	$3,368,033	$3,209,024
Properties under development	98,294	80,008
Properties under redevelopment	17,824	14,699
Properties in pre-development including land held	88,128	81,796

Total investment in properties	3,572,279	3,385,527
Less accumulated depreciation and amortization	(636,767)	(605,888)

Net investment in properties	2,935,512	2,779,639
Investments in and advances to unconsolidated joint ventures	129,358	130,974

Net investment in real estate	3,064,870	2,910,613
Cash and cash equivalents	9,623	12,696
Restricted cash	4,576	10,076
Deferred loan costs, net	8,904	6,838
Straight-line rent and other receivables, net	49,410	51,179
Other assets, net	9,349	12,945
Assets held for sale	8,204	52,852

Total assets	$3,154,936	$3,057,199

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$53,590	$57,501
Distributions payable	21,946	21,129
Tenant prepaids and security deposits	22,028	24,395
Other liabilities	5,471	7,213
Intangible lease liability, net	19,550	20,148
Line of credit	117,000	110,000
Senior unsecured notes	1,075,000	1,025,000
Mortgage notes	317,395	317,314
Liabilities related to assets held for sale	330	940

Total liabilities	1,632,310	1,583,640

Total stockholders’ equity	1,387,880	1,329,064
Noncontrolling interests	134,746	144,495

Total liabilities and equity	$3,154,936	$3,057,199

Second Quarter 2013	Page 4
Supplemental Reporting Package

Funds from Operations

(unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Reconciliation of net income (loss) attributable to common stockholders to FFO:
Net income (loss) attributable to common stockholders	$10,809	$(15,785)	$12,088	$(21,789)
Adjustments:
Real estate related depreciation and amortization	34,171	31,576	66,861	63,742
Equity in (earnings) loss of unconsolidated joint ventures, net	(571)	(430)	(962)	424
Equity in FFO of unconsolidated joint ventures	2,442	2,459	4,795	5,294
Impairment losses on depreciable real estate	—	11,422	—	11,422
Gain on dispositions of real estate interests	(14,662)	(32)	(17,539)	(120)
Gain on dispositions of non-depreciable real estate	31	—	31	—
Noncontrolling interest in the above adjustments	(1,516)	(4,373)	(3,839)	(8,117)
FFO attributable to unitholders	2,065	2,392	4,282	5,101

FFO attributable to common stockholders and unitholders(1)	32,769	27,229	65,717	55,957

Adjustments:
Acquisition costs	828	557	1,205	794

FFO, as adjusted, attributable to common stockholders and unitholders	$33,597	$27,786	$66,922	$56,751

FFO per common share and unit — basic and diluted	$0.10	$0.10	$0.21	$0.20

FFO, as adjusted, per common share and unit — basic and diluted	$0.11	$0.10	$0.22	$0.21

FFO weighted average common shares and units outstanding:
Common shares for earnings per share—basic	290,977	248,107	286,047	247,227
Participating securities	2,555	2,007	2,404	1,793
Units	19,646	23,926	19,963	24,839

FFO weighted average common shares, participating securities and units outstanding – basic	313,178	274,040	308,414	273,859
Dilutive common stock equivalents	901	618	855	599

FFO weighted average common shares, participating securities and units outstanding – diluted	314,079	274,658	309,269	274,458

(1)	Funds from operations, FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT).

Second Quarter 2013	Page 5
Supplemental Reporting Package

Selected Financial Data

(unaudited, amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
NET OPERATING INCOME:(1)
Rental revenues	$72,931	$59,876	$143,631	$119,775
Rental expenses and real estate taxes	(21,253)	(16,368)	(40,755)	(33,164)

Net operating income(2)	$51,678	$43,508	$102,876	$86,611

TOTAL CONSOLIDATED PROPERTIES:(3)
Square feet as of period end	62,590	58,978	62,590	58,978
Average occupancy	90.3%	90.7%	90.5%	90.6%
Occupancy as of period end	90.5%	90.2%	90.5%	90.2%
CONSOLIDATED OPERATING PROPERTIES:(3)
Square feet as of period end	61,338	58,871	61,338	58,871
Average occupancy	91.7%	90.8%	92.1%	90.6%
Occupancy as of period end	91.9%	90.3%	91.9%	90.3%
SAME STORE PROPERTIES:(4)
Square feet as of period end	52,243	52,243	52,243	52,243
Average occupancy	91.5%	90.2%	91.7%	90.0%
Occupancy as of period end	92.1%	89.7%	92.1%	89.7%
Rental revenues	$62,387	$59,402	$125,307	$119,434
Rental expenses and real estate taxes	(18,216)	(16,119)	(35,601)	(32,851)

Same store net operating income	44,171	43,283	89,706	86,583
Less: revenue from lease terminations	(196)	(110)	(311)	(214)

Net operating income (excluding revenue from lease terminations)	43,975	43,173	89,395	86,369

Less: straight-line rents, net of related bad debt expense	(119)	(1,157)	(660)	(3,027)
Less: amortization of below market rents, net	(280)	(112)	(561)	(295)

Cash net operating income (excluding revenue from lease terminations)	$43,576	$41,904	$88,174	$83,047

Net operating income growth (excluding revenue from lease terminations)	1.9%	—	3.5%	—
Cash net operating income growth (excluding revenue from lease terminations)	4.0%	—	6.2%	—
SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents - increase to revenue, net of related bad debt expense(3)	$1,234	$1,141	$2,771	$3,088
Straight-line rent receivable (balance sheet)(3)	$40,339	$38,027	$40,339	$38,027
Net amortization of below market rents – increase to revenue(3)	$400	$139	$799	$343
Capitalized interest	$1,907	$776	$3,951	$1,469
Stock-based compensation amortization	$1,283	$1,035	$2,356	$2,015
Revenue from lease terminations(3)	$196	$110	$311	$214
Bad debt expense, excluding bad debt expense related to straight-line rents(3)	$348	$243	$519	$360
CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development, redevelopment, due diligence and other capital improvements	$30,733	$7,650	$56,719	$12,838
Routine capital improvements	2,841	2,987	3,771	4,263
Tenant improvements and leasing costs	5,952	9,121	12,015	14,990

Total capital expenditures	$39,526	$19,758	$72,505	$32,091

(1)	Excludes discontinued operations.
(2)	See reconciliation of net operating income to loss from continuing operations in Definitions.
(3)	Includes discontinued operations.
(4)	See the Definitions for same store properties.

Second Quarter 2013	Page 6
Supplemental Reporting Package

Property Overview

As of June 30, 2013

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)		Percent of Total Annualized Base Rent
			(in thousands)			(in thousands)
CONSOLIDATED OPERATING:
Atlanta	40	100.0%	6,188	9.9%	87.2%	$17,966		8.0%
Baltimore/Washington D.C.	19	100.0%	2,236	3.6%	93.0%	11,304		5.0%
Charlotte	1	100.0%	472	0.8%	100.0%	1,604		0.7%
Chicago	27	100.0%	5,694	9.1%	97.3%	18,429		8.2%
Cincinnati	32	100.0%	4,492	7.2%	95.7%	12,699		5.7%
Columbus	12	100.0%	3,480	5.6%	87.4%	7,484		3.3%
Dallas	48	100.0%	5,565	8.9%	95.1%	18,542		8.3%
Denver	2	100.0%	278	0.4%	100.0%	1,299		0.6%
Houston	42	100.0%	3,198	5.1%	94.9%	17,895		8.0%
Indianapolis	7	100.0%	2,299	3.7%	95.0%	7,383		3.3%
Louisville	3	100.0%	1,109	1.8%	100.0%	3,656		1.6%
Memphis	8	100.0%	3,712	5.9%	83.4%	7,894		3.5%
Mexico	15	100.0%	1,653	2.6%	100.0%	7,199		3.2%
Miami	7	100.0%	817	1.3%	97.6%	6,533		2.9%
Nashville	4	100.0%	1,838	2.9%	89.2%	4,216		1.9%
New Jersey	13	100.0%	1,748	2.8%	95.3%	9,090		4.1%
Northern California	28	100.0%	3,566	5.7%	95.6%	18,428		8.2%
Orlando	20	100.0%	1,864	3.0%	85.5%	6,189		2.8%
Pennsylvania	14	100.0%	2,828	4.5%	68.3%	5,645		2.5%
Phoenix	14	100.0%	1,717	2.7%	96.2%	6,567		2.9%
Seattle	10	100.0%	1,534	2.5%	94.2%	7,328		3.3%
Southern California	39	91.6%	5,050	8.1%	93.9%	26,881		12.0%

Total/weighted average - operating properties	405	99.3%	61,338	98.0%	91.9%	224,231		100.0%

REDEVELOPMENT PROPERTIES:
Chicago	1	100.0%	105	0.2%	0.0%	—		0.0%
New Jersey	1	100.0%	107	0.2%	0.0%	—		0.0%
Phoenix	1	100.0%	75	0.1%	0.0%	—		0.0%
Seattle	1	100.0%	26	0.0%	0.0%	—		0.0%

Total/weighted average – redevelopment properties	4	100.0%	313	0.5%	0.0%	—		0.0%

DEVELOPMENT PROPERTIES:
Chicago	1	100.0%	605	1.0%	0.0%	—		0.0%
Miami	2	100.0%	334	0.5%	81.7%	—		0.0%

Total/weighted average – development properties	3	100.0%	939	1.5%	29.1%	—		0.0%

Total/weighted average - consolidated properties	412	99.3%	62,590	100.0%	90.5%	$224,231	(3)	100.0%

Continued on next page

See footnotes on next page.

Second Quarter 2013	Page 7
Supplemental Reporting Package

Property Overview

(continued)

As of June 30, 2013

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)	Percent of Total Annualized Base Rent
			(in thousands)			(in thousands)
UNCONSOLIDATED OPERATING PROPERTIES:
IDI (Chicago, Nashville, Savannah)	3	50.0%	1,423	11.6%	44.8%	$1,631	4.3%
Southern California Logistics Airport(4)	6	50.0%	2,160	17.6%	98.3%	7,725	20.6%

Total/weighted average - unconsolidated operating properties	9	50.0%	3,583	29.1%	77.0%	9,356	24.9%

OPERATING PROPERTIES IN CO-INVESTMENT VENTURES:
Atlanta	1	3.6%	491	4.0%	100.0%	1,753	4.7%
Chicago	2	20.0%	1,033	8.4%	100.0%	3,060	8.1%
Cincinnati	3	13.6%	892	7.2%	100.0%	2,751	7.3%
Columbus	2	5.7%	451	3.7%	100.0%	1,336	3.6%
Dallas	3	15.3%	1,186	9.6%	83.1%	2,612	6.9%
Denver	5	20.0%	772	6.3%	92.8%	3,534	9.4%
Indianapolis	1	11.4%	475	3.9%	89.0%	1,640	4.4%
Louisville	4	10.0%	736	6.0%	100.0%	2,281	6.1%
Minneapolis	3	3.6%	472	3.8%	100.0%	1,327	3.5%
Nashville	2	20.0%	1,020	8.3%	100.0%	2,693	7.2%
Orlando	2	20.0%	696	5.7%	100.0%	3,256	8.7%
Pennsylvania	1	11.4%	502	1.1%	100.0%	1,990	5.3%

Total/weighted average - co-investment operating properties	29	14.4%	8,726	70.9%	96.5%	28,233	75.1%

Total/weighted average - unconsolidated properties	38	24.7%	12,309	100.0%	90.8%	$37,589	100.0%

SUMMARY:
Total/weighted average - operating properties	443	86.8%	73,647	98.3%	91.7%	$261,820	100.0%
Total/weighted average – redevelopment properties	4	100.0%	313	0.4%	0.0%	—	0.0%
Total/weighted average – development properties	3	100.0%	939	1.3%	29.1%	—	0.0%

Total/weighted average - all properties	450	87.1%	74,899	100.0%	90.5%	$261,820	100.0%

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Excludes future contractual rent increases and decreases.
(3)	Excludes total annualized base rent associated with tenants currently in free rent periods of $8.0 million based on the first month’s cash base rent.
(4)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

Second Quarter 2013	Page 8
Supplemental Reporting Package

Consolidated Leasing Summary

Leasing Statistics(1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)				(in thousands)

FOUR QUARTERS ROLLING
New	130	4,087	-1.8%	5.3%	60	$15,653	$3.83
Renewal	148	5,991	-0.1%	8.2%	48	8,028	1.34
Development and redevelopment	9	2,138	N/A	N/A	79	N/A	N/A

Total/Weighted Average	287	12,216	-0.5%	7.4%	58	$23,681	$2.35

Weighted Average Retention	65.7%

SECOND QUARTER 2013
New	37	1,555	0.3%	12.8%	54	$5,240	$3.37
Renewal	43	2,157	-5.6%	0.0%	54	3,085	1.43
Development and redevelopment	4	721	N/A	N/A	92	N/A	N/A

Total/Weighted Average	84	4,433	-3.8%	3.7%	60	$8,325	$2.24

Weighted Average Retention	67.1%

YEAR TO DATE 2013
New	64	2,126	-0.3%	11.5%	55	$7,675	$3.61
Renewal	83	3,031	-4.2%	2.1%	49	4,334	1.43
Development and redevelopment	4	721	N/A	N/A	92	N/A	N/A

Total/Weighted Average	151	5,878	-3.2%	4.5%	57	$12,009	$2.32

Weighted Average Retention	59.3%

Lease Expirations for Consolidated Properties as of June 30, 2013(2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2013(4)	2,717	$13,192	5.2%
2014	10,609	43,073	17.1%
2015	10,116	42,661	16.9%
2016	9,492	40,968	16.2%
2017	8,150	33,792	13.4%
Thereafter	15,540	78,929	31.2%

Total occupied	56,624	$252,615	100.0%

Available or leased but not occupied	5,966

Total consolidated properties	62,590

(1)	Excludes month-to-month leases.
(2)	Assumes no exercise of lease renewal options.
(3)	Includes contractual rent changes.
(4)	Includes month-to-month leases.

Second Quarter 2013	Page 9
Supplemental Reporting Package

Acquisition and Disposition Summary

For the Six Months Ended June 30, 2013

	Property Name	Market	Size	Occupancy at Acquisition/ Disposition	Occupancy at June 30, 2013
			(buildings in sq. ft)
ACQUISITIONS:
March	Painter Avenue (2 buildings)	S. California	221,000	100.0%	100.0%
March	1375 Sampson Ave	S. California	125,000	100.0%	100.0%
March	Johnson Road (2 buildings)	Atlanta	154,000	81.3%	81.3%
April	3801 La Reunion	Dallas	271,000	100.0%	100.0%
May	TRT-DCT JV I Assets (7 buildings)(1)	New Jersey, Pennsylvania, Atlanta, Chicago, Charlotte, N. California	1,918,000	71.7%	73.3%
May	4800 Central Avenue	Chicago	850,000	100.0%	100.0%
June	1950 Alpine Way	N. California	43,000	100.0%	100.0%
June	Bethlehem Crossing (3 buildings)	Pennsylvania	668,000	74.7%	74.7%

Total YTD Purchase Price - $193.0 million			4,250,000	82.6%	83.3%

DISPOSITIONS:
January	Memphis Trade Center	Memphis	1,039,000	74.1%	N/A
January	100 Interstate South	Atlanta	578,000	76.2%	N/A
March	Trade Point III	Louisville	221,000	100.0%	N/A
May	Shelby 18	Memphis	400,000	100.0%	N/A
June	San Antonio Portfolio (13 buildings)	San Antonio	1,177,000	99.2%	N/A

Total YTD Sales Price - $111.2 million			3,415,000	87.8%

LAND ACQUISITIONS:
May	Airtex II	Houston	6.6 acres	N/A	N/A
June	Northwest Crossroads	Houston	30.6 acres	N/A	N/A

Total YTD Land Purchase Price - $5.9 million			37.2 acres

(1)	During May 2013, we purchased the remaining 96.4% interest in seven properties from TRT-DCT JV I and consolidated these properties as of June 30, 2013.

Second Quarter 2013	Page 10
Supplemental Reporting Package

Development Overview

As of June 30, 2013

						Costs Incurred
Project	Market	Acres	Number of Buildings	Square Feet	Percent Owned	Q2-2013	Cumulative at 6/30/13	Projected Investment	Completion Date	Percentage Leased
				(in thousands)		(in thousands)	(in thousands)	(in thousands)
CONSOLIDATED DEVELOPMENT ACTIVITIES:
Projects Under Development
Development Projects in Lease Up
DCT 55	Chicago	33	1	604	100%	$351	$23,360	$27,917	Q4-2012	0%
DCT Commerce Center at Pan American West (Building A)	Miami	7	1	167	100%	222	14,071	14,468	Q1-2013	100%
DCT Commerce Center at Pan American West (Building B)	Miami	7	1	167	100%	1,414	11,895	12,996	Q2-2013	100%

		47	3	938	100%	1,987	49,326	55,381		36%

Under Construction
DCT Airtex Industrial Center	Houston	13	1	267	100%	3,682	10,181	14,678	Q3-2013	0%
DCT Beltway Tanner Business Park	Houston	11	1	136	100%	2,866	7,591	15,375	Q3-2013	0%
Rockdale Distribution Center – Expansion	Nashville	15	Expansion	225	100%	3,908	7,290	8,094	Q3-2013	100%
Slover Logistics Center I	So. California	28	1	652	100%	7,654	26,369	36,725	Q4-2013	100%
8th & Vineyard B	So. California	4	1	99	91%	496	1,805	6,960	Q4-2013	0%

		71	4	1,379	100%	18,606	53,236	81,832		64%

Total Projects Under Development		118	7	2,317	100%	$20,593	$102,562	$137,213		52%

Projected Stabilized Yield – Projects Under Development(1)		7.5%

Build-to-Suit for Sale
8th & Vineyard A	So. California	6	1	130	91%	1,023	3,022	8,960	Q4-2013	N/A
Pre-Development
DCT River West	Atlanta	47			100%	$1,255	$4,572
DCT Airtex Industrial Center II	Houston	7			100%	1,282	1,282
DCT Northwest Crossroads I	Houston	31			100%	4,868	4,868
DCT Sumner S. Distribution Center	Seattle	9			100%	415	3,517
DCT White River Corp. Center I	Seattle	30			100%	1,002	11,628
DCT White River Corp. Center II	Seattle	17			100%	430	7,609
8th & Vineyard C	So. California	9			91%	50	2,979
Slover Logistics Center II	So. California	28			100%	1,121	16,198
DCT Rialto Logistics Center	So. California	42			100%	425	20,314

		220				$10,848	$72,967

(1)	Computed with rents on a straight-line basis.

Second Quarter 2013	Page 11
Supplemental Reporting Package

Indebtedness

(dollar amounts in thousands)

As of June 30, 2013

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of June 30, 2013
SENIOR UNSECURED NOTES:
2014 Notes, fixed rate	5.68%	6.03%	January 2014	$50,000
2015 Notes, fixed rate	5.63%	5.63%	June 2015	40,000
2015 Notes, variable rate(1)	1.84%	1.84%	February 2015	175,000
2016 Notes, fixed rate	4.90%	4.89%	April & August 2016	99,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	5.62%	5.62%	June & August 2018	81,500
2018 Notes, variable rate(1)	1.84%	1.84%	February 2018	225,000
2019 Notes, fixed rate	4.97%	4.97%	August 2019	46,000
2020 Notes, fixed rate	5.43%	5.43%	April 2020	50,000
2021 Notes, fixed rate	6.70%	6.70%	June & August 2021	92,500
2022 Notes, fixed rate	4.61%	7.13%	August & September 2022	130,000
2023 Notes, fixed rate	5.57%	5.57%	August 2023	35,000

				$1,075,000

MORTGAGE NOTES:
Fixed rate secured debt	5.77%	5.17%	Oct. 2013–Aug. 2025	311,146
Premiums (discounts), net of amortization				6,249

				$317,395

UNSECURED CREDIT FACILITY:
Senior unsecured revolving credit facility(2)	1.59%	1.59%	February 2017	117,000

Total carrying value of consolidated debt				$1,509,395

Fixed rate debt	5.56%	5.72%		66%
Variable rate debt	1.79%	1.79%		34%

Weighted average interest rate	4.26%	4.37%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT(3)
Institutional joint ventures				$7,595
Stirling Capital Investments (SCLA)				34,950

				$42,545

Scheduled Principal Payments of Debt as of June 30, 2013 (excluding premiums and discounts)

Year	Senior Unsecured Notes	Mortgage Notes	Unsecured Credit Facility	Total
2013	$—	$24,908	$—	$24,908
2014	50,000	11,445	—	61,445
2015	215,000	49,982	—	264,982
2016	99,000	61,184	—	160,184
2017	51,000	11,768	117,000	179,768
2018	306,500	6,411	—	312,911
2019	46,000	51,019	—	97,019
2020	50,000	65,056	—	115,056
2021	92,500	18,476	—	110,976
2022	130,000	3,304	—	133,304
Thereafter	35,000	7,593	—	42,593

Total	$1,075,000	$311,146	$117,000	$1,503,146

(1)	The $175 million and $225 million term loan facilities bear interest at either 0.55% to 1.10% over prime or 1.55% to 2.10% over LIBOR, per annum at our election, depending on our leverage ratio.
(2)

The $300 million senior unsecured revolving credit facility expires on February 20, 2017 and bears interest at either 0.35% to 0.80% over prime or 1.35% to 1.80% over LIBOR, per annum at our election, depending upon our leverage ratio. There was $183.0 million available under the unsecured revolving credit facility as June 30, 2013.

(3)	Based on our ownership share as of June 30, 2013.

Second Quarter 2013	Page 12
Supplemental Reporting Package

Capitalization and Fixed Charge Coverage

(unaudited, dollar amounts in thousands, except share price)

Capitalization at June 30, 2013

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	292,259	$7.15	$2,089,652
Operating partnership units outstanding	19,293	$7.15	137,945

Total equity market capitalization			2,227,597

Consolidated debt			1,509,395
Less: Noncontrolling interests’ share of consolidated debt(2)			(9,080)
Proportionate share of debt related to unconsolidated joint ventures			42,545

DCT share of total debt			1,542,860

Total market capitalization			$3,770,457

DCT share of total debt to total market capitalization			40.9%

Fixed Charge Coverage

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Net income (loss) attributable to common stockholders(3)	$10,809	$(15,785)	$12,088	$(21,789)
Interest expense	15,327	17,571	32,187	34,599
Proportionate share of interest expense from unconsolidated joint ventures	414	865	859	1,686
Real estate related depreciation and amortization	34,171	31,576	66,861	63,742
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,473	1,744	2,962	4,065
Income tax (benefit) expense and other taxes	323	287	432	555
Stock-based compensation amortization	1,283	1,035	2,356	2,015
Noncontrolling interests	858	(1,756)	1,215	(2,583)
Non-FFO gains on dispositions of real estate interests	(14,631)	(32)	(17,508)	(120)
Impairment losses	—	11,422	—	11,422

Adjusted EBITDA	$50,027	$46,927	$101,452	$93,592

CALCULATION OF FIXED CHARGES
Interest expense	$15,327	$17,571	$32,187	$34,599
Capitalized interest	1,907	776	3,951	1,469
Amortization of loan costs and debt premium/discount	(54)	(210)	(100)	(492)
Other noncash interest expense	(1,000)	(251)	(2,000)	(502)
Proportionate share of interest expense from unconsolidated joint ventures	414	865	859	1,686

Total fixed charges	$16,594	$18,751	$34,897	$36,760

Fixed charge coverage	3.0	2.5	2.9	2.5

(1)	Excludes 2.0 million unvested Long-Term Incentive Plan Units, 0.6 million shares of unvested Restricted Stock and 0.1 million unvested Phantom Shares outstanding as of June 30, 2013.
(2)	Amount includes the portion of consolidated debt related to properties in which there are noncontrolling ownership interests.
(3)	Includes amounts related to discontinued operations, where applicable.

Second Quarter 2013	Page 13
Supplemental Reporting Package

Investment in Unconsolidated Ventures Summary

(unaudited, dollar amounts in thousands)

Statements of Operations & Other Data

	For the six months ended June 30, 2013
	TRT- DCT JV I	TRT- DCT JV II	TRT- DCT JV III	JP Morgan	IDI/DCT	IDI/DCT Buford	Stirling Capital Investments
Total rental revenues	$6,019	$3,815	$1,314	$9,688	$967	$—	$5,927
Rental expenses and real estate taxes	1,951	1,014	309	2,823	344	19	883

Net operating income	4,068	2,801	1,005	6,865	623	(19)	5,044

Depreciation and amortization	2,856	1,585	469	4,926	834	—	2,461
General and administrative	34	11	50	388	6	5	516

Total expenses	4,841	2,610	828	8,137	1,184	24	3,860
Interest expense	(2,745)	(1,616)	(324)	—	(326)	—	(1,734)
Interest and other income (expense)	(2,905)	(5)	(11)	(3)	(100)	—	(25)

Net income (loss)	$(4,472)	$(416)	$151	$1,548	$(643)	$(24)	$308

Other Data:
Number of buildings	7	5	4	13	3	—	6
Square feet (in thousands)	1,642	1,744	735	4,604	1,423	—	2,161
Occupancy	100.0%	97.0%	100.0%	94.5%	44.8%	0.0%	98.3%
DCT Ownership	3.6%	11.4%	10.0%	20.0%	50.0%	75.0%	50.0	%(1)

Balance Sheets

	As of June 30, 2013
	TRT- DCT JV I		TRT- DCT JV II		TRT- DCT JV III		JP Morgan	IDI/DCT		IDI/DCT Buford	Stirling Capital Investments
Total investment in properties	$94,731		$91,614		$25,591		$278,252	$55,806		$6,902	$110,964
Accumulated depreciation and amortization	(25,113)		(21,453)		(5,516)		(57,450)	(5,233)		—	(14,552)

Net investment in properties	69,618		70,161		20,075		220,802	50,573		6,902	96,412
Cash and cash equivalents	1,205		1,255		73		3,608	963		1	717
Other assets	1,632		1,913		286		5,581	884		3	3,467

Total assets	$72,455		$73,329		$20,434		$229,991	$52,420		$6,906	$100,596

Other liabilities	$2,521		$1,589		$371		$5,673	$428		$61	$650
Secured debt maturities – 2013	—		—		—		—	16,675	(5)	—	—
Secured debt maturities – 2014	—		39,725	(3)	—		—	—		—	—
Secured debt maturities – 2015	31,210	(2)	9,882	(3)	—		—	—		—	—
Secured debt maturities – 2016	—		—		8,363	(4)	—	—		—	—
Secured debt maturities thereafter	—		—		—		—	—		—	82,510	(6)

Total secured debt	31,210		49,607		8,363		—	16,675		—	82,510

Total liabilities	33,731		51,196		8,734		5,673	17,103		61	83,160
Partners or members’ capital	38,724		22,133		11,700		224,318	35,317		6,845	17,436

Total liabilities and Partners or members’ capital	$72,455		$73,329		$20,434		$229,991	$52,420		$6,906	$100,596

(1)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

(2)	$31.2 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.
(3)

$39.7 million of debt requires interest only payments until 2014 and has a stated interest rate of 6.2%. $9.9 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(4)	$8.4 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.
(5)	$16.7 million of debt requires interest only payments through October 2013 and has a variable interest rate of LIBOR plus 3.25%. DCT does not have any obligation under this debt.
(6)

$69.9 million of debt requires interest only payments through October 2017 and has a variable interest rate of LIBOR plus 2.2%. $12.6 million of debt is payable to DCT and requires principal and interest payments through June 2022 and has a fixed rate of 8.5%.

Second Quarter 2013	Page 14
Supplemental Reporting Package

Definitions

Adjusted EBITDA:

Adjusted EBITDA represents net loss attributable to common stockholders before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses, loss on business combinations, noncontrolling interest, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures, and excludes non-FFO gains. We use Adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital expenditures include building and land improvements, development costs and acquisition capital, tenant improvement and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth:

Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income:

We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above and below market rents. See definition of Net Operating Income for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because Cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent. Additionally, DCT Industrial presents Cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Due Diligence Capital:

Capital improvements related to acquisitions generally incurred within 12 months of the acquisition date.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed charges include interest expense, interest capitalized, our proportionate share of our unconsolidated joint venture interest expense and adjustments for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as Adjusted EBITDA divided by total Fixed Charges.

Funds from Operations (“FFO”):

DCT Industrial believes that net income attributable to common stockholders, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains from dispositions of operating real estate held for investment purposes, plus impairment losses on depreciable real estate and impairments of in substance real estate investments in investees that are driven by measureable decreases in the fair value of the depreciable real estate held by the unconsolidated joint ventures and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures. We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure. We also present FFO excluding severance, acquisition costs, debt modification costs and impairment losses on properties which are not depreciable. We believe that FFO excluding severance, acquisition costs, debt modification costs and impairment losses on non-depreciable real estate is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO are common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the comparable lease. New leases where there were no prior comparable leases, due to extended downtime or materially different lease structures, are excluded.

Net Effective Rent:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Second Quarter 2013	Page 15
Supplemental Reporting Package

Definitions

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes institutional capital management fees, depreciation, amortization, casualty gains, impairment, general and administrative expenses, equity in (earnings) loss of unconsolidated joint ventures, interest expense, interest and other income and income tax expense and other taxes. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses. We also present NOI excluding lease termination revenue as it is not considered to be indicative of recurring operating performance. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance (in thousands).

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Reconciliation of loss from continuing operations to NOI:
Loss from continuing operations	$(3,750)	$(8,018)	$(6,201)	$(16,312)
Income tax expense (benefit) and other taxes	323	287	432	555
Interest and other (income) expense	18	38	(144)	(159)
Interest expense	15,327	17,540	32,187	34,470
Equity in (earnings) loss of unconsolidated joint ventures, net	(571)	(430)	(962)	424
Development profits	—	—	(268)	—
Casualty (gain) loss	58	(57)	(2)	(140)
General and administrative	7,449	6,513	13,870	12,298
Real estate related depreciation and amortization	33,531	28,786	65,484	57,681
Institutional capital management and other fees	(707)	(1,151)	(1,520)	(2,206)

Total GAAP net operating income	51,678	43,508	102,876	86,611
Less net operating (income) loss - non-same store properties	(7,507)	(225)	(13,170)	(28)

Same store GAAP net operating income	44,171	43,283	89,706	86,583
Less revenue from lease terminations	(196)	(110)	(311)	(214)

Same store GAAP net operating income, excluding revenue from lease terminations	43,975	43,173	89,395	86,369
Less straight-line rents, net of related bad debt expense	(119)	(1,157)	(660)	(3,027)
Less amortization of above/(below) market rents	(280)	(112)	(561)	(295)

Same store cash net operating income, excluding revenue from lease terminations	$43,576	$41,904	$88,174	$83,047

Projected Stabilized Yield – Projects Under Development:

Calculated as projected stabilized Net Operating Income divided by total projected investment.

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation):

Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortization added back).

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties and properties Held for Sale that have been owned and stabilized for the entire current and prior periods presented.

Second Quarter 2013	Page 16
Supplemental Reporting Package

Definitions

Same Store Net Operating Income Growth:

The change in same store net operating income growth is calculated by dividing the change in NOI, year over year, by the preceding period NOI, based on a same store population for the quarter most recently presented. A reconciliation of NOI and cash NOI by period is provided below; amounts are not restated for current period discontinued operations (in thousands).

	Consolidated operating data, as previously reported, for the three months ended:
	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Reconciliation of loss from continuing operations to NOI:
Loss from continuing operations	$(6,850)	$(4,645)	$(2,183)	$(1,859)	$(3,750)
Income tax expense (benefit) and other taxes	287	68	94	109	323
Interest and other (income) expense	37	(194)	62	(162)	18
Interest expense	17,540	17,299	17,504	16,860	15,327
Equity in (earnings) loss of unconsolidated joint ventures, net	(430)	(1,208)	(303)	(391)	(571)
Development profits	—	—	(307)	(268)	—
Casualty gain (loss)	(57)	—	(1,413)	(59)	58
General and administrative	6,513	6,838	6,928	6,420	7,449
Real estate related depreciation and amortization	30,747	30,862	30,984	32,615	33,531
Institutional capital management and other fees	(1,151)	(937)	(916)	(812)	(707)

Total GAAP net operating income	46,636	48,083	50,450	52,453	51,678
Less net operating income - non-same store properties	(2,232)	(4,038)	(4,471)	(5,618)	(7,507)

Same store GAAP net operating income	44,404	44,045	45,979	46,835	44,171
Less revenue from lease terminations	(110)	(186)	(94)	(115)	(196)

Same store GAAP net operating income, excluding revenue from lease terminations	44,294	43,859	45,885	46,720	43,975
Less straight-line rents, net of related bad debt expense	(799)	(1,059)	(997)	(745)	(119)
Less amortization of above/(below) market rents	(83)	(91)	(225)	(282)	(280)

Same store cash net operating income, excluding revenue from lease terminations	$43,412	$42,709	$44,663	$45,693	$43,576

	Consolidated operating data, as previously reported, for the three months ended:
	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Reconciliation of loss from continuing operations to NOI:
Loss from continuing operations	$(10,596)	$(9,822)	$(4,872)	$(7,890)	$(8,018)
Income tax expense (benefit) and other taxes	121	(56)	38	268	287
Interest and other (income) expense	(13)	356	53	(197)	38
Interest expense	13,955	16,515	17,247	16,930	17,540
Equity in loss of unconsolidated joint ventures, net	1,126	967	(894)	854	(430)
General and administrative	7,063	6,346	5,460	5,784	6,513
Real estate related depreciation and amortization	29,615	30,495	28,454	29,602	28,786
Impairment losses on investments in unconsolidated joint ventures	1,934	—	19	—	—
Casualty gain	—	—	(33)	(83)	(57)
Institutional capital management and other fees	(1,129)	(1,004)	(1,138)	(1,055)	(1,151)

Total GAAP net operating income	42,076	43,797	44,334	44,213	43,508
Less net operating (income) loss - non-same store properties	829	(845)	(397)	244	(225)

Same store GAAP net operating income	42,905	42,952	43,937	44,457	43,283
Less revenue from lease terminations	(128)	(246)	(179)	(105)	(110)

Same store GAAP net operating income, excluding revenue from lease terminations	42,777	42,706	43,758	44,352	43,173
Less straight-line rents, net of related bad debt expense	(1,855)	(1,657)	(2,435)	(1,849)	(1,157)
Less amortization of above/(below) market rents	(85)	(102)	(201)	(183)	(112)

Same store cash net operating income, excluding revenue from lease terminations	$40,837	$40,947	$41,122	$42,320	$41,904

Change in GAAP same store NOI	3.5%	2.7%	4.9%	5.3%	1.9%

Change in cash same store NOI	6.3%	4.3%	8.6%	8.0%	4.0%

Square Feet:

Represents square feet in building that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 90% occupied.

Stock-based Compensation Amortization Expense:

Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Total Project Investment:

An estimate of total expected capital expenditures on development properties in accordance with GAAP

Turnover Costs:

Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid and costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Second Quarter 2013	Page 17
Supplemental Reporting Package